Investor Presentation Layne / Granite Merger Update May 2018

Cautionary Note to Investors Forward-Looking Statements All statements in this presentation (and oral statements made regarding the subjects of this presentation) other than historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. Forward-looking statements relate to a variety of matters, including but not limited to: the consummation of the proposed merger of Layne Christensen Company (“Layne”) and Granite Construction Incorporated (“Granite”); the expected benefits of the integration of the two companies; and other statements that are not historical fact. Such statements are based on current expectations and are subject to certain risks, uncertainties and assumptions that could cause actual results to differ materially from such statements, many of which are outside the control of Layne and Granite. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined company or the price of Layne’s or Granite’s common stock prior to the proposed merger, or Granite’s common stock following the proposed merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: failure to obtain stockholder approval in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed merger; risks that Layne will not be integrated successfully or that Granite will not realize estimated cost savings, synergies and growth or that such benefits may take longer to realize than expected; failure to realize anticipated benefits from Layne’s operations; risks relating to unanticipated costs of integration; reductions in customer spending, or a slowdown in customer payments; unanticipated changes relating to competitive factors in the industry in which Layne and Granite participate; ability to hire and retain key personnel; ability to successfully integrate Layne’s businesses; the potential impact of announcement or consummation of the proposed merger on relationships with third parties, including customers, employees and competitors; ability to attract new customers and retain existing customers in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their customers; conditions in the credit markets; risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; the extent and timing of a recovery in the mining industry; prevailing prices for various commodities; the timing and extent of future oil and gas drilling and production in the Delaware Basin; longer term weather patterns; the availability of credit; the availability of equity or debt capital needed for the business and foreign currency fluctuations that may affect Layne’s and Granite’s results of operations. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the reports filed with the Securities and Exchange Commission (the “SEC”) and in each company’s other filings made with the SEC available at the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially and adversely from those anticipated, estimated or projected. These forward-looking statements are made as of the date of this filing. Neither Layne nor Granite undertakes any obligation to update any such forward-looking statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law. Additional Information and Where to Find It Granite filed with the SEC a Registration Statement on Form S-4, which includes a prospectus with respect to Granite’s shares of common stock to be issued in the proposed merger and a proxy statement of Layne in connection with the proposed merger between Granite and Layne (the “Proxy Statement/Prospectus”). The Proxy Statement/Prospectus will be sent or given to the stockholders of Layne and will contain important information about the proposed merger and related matters. LAYNE’S SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Proxy Statement/Prospectus and other relevant materials and any other documents filed by the Company or Layne with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain copies of the Proxy Statement/Prospectus free of charge from Layne or Granite by contacting either (1) Investor Relations by mail at Layne Christensen Company, 1800 Hughes Landing Boulevard, Ste 800, The Woodlands, Texas 77380, Attn: Investor Relations Department, by telephone at 281-475-2600, or by going to Layne’s Investor Relations page on its corporate website at www.layne.com or (2) Investor Relations by mail at Granite Construction Incorporated, 585 West Beach Street, Watsonville, California 95076, Attn: Investor Relations Department, by telephone at 831-724-1011, or by going to the Company’s Investors page on its corporate website at www.graniteconstruction.com. No Offer or Solicitation The information in this document is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Participants in the Solicitation Layne and Granite and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Layne’s stockholders in connection with the proposed merger and may have direct or indirect interests in the proposed merger. Information about Layne’s directors and executive officers is set forth in Layne’s Annual Report on Form 10-K for the fiscal year ended January 31, 2018, which was filed with the SEC on April 10, 2018, as amended by Layne’s Annual Report on Form 10-K/A, which was filed with the SEC on April 20, 2018. These documents are available free of charge at the SEC’s website at www.sec.gov, and from Layne by contacting Investor Relations by mail at Layne Christensen Company, 1800 Hughes Landing Boulevard, Ste 800, The Woodlands, Texas 77380, Attn: Investor Relations Department, by telephone at 281-475-2600, or by going to Layne’s Investor Relations page on its corporate website at www.laynechristensen.com. Information about Granite’s directors and executive officers is set forth in Granite’s Proxy Statement on Schedule 14A for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on April 13, 2018, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 16, 2018. These documents are available free of charge at the SEC’s website at www.sec.gov, and from Granite by contacting Investor Relations by mail at Granite Construction Incorporated, 585 West Beach Street, Watsonville, California 95076, Attn: Investor Relations Department, by telephone at 831-724-1011, or by going to Granite’s Investors page on its corporate website at www.graniteconstruction.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger will be included in the Proxy Statement/Prospectus and other relevant documents regarding the transaction, which have been filed with the SEC. See “Use of Non-GAAP Financial Information” on Slide 31

Transaction Summary (1) Transaction Structure and Consideration Stock-for-stock transaction Fixed exchange ratio of 0.27 Granite shares for each share of Layne common stock 33% premium to Layne shareholders based on VWAP for Granite and Layne shares over the 90 trading days prior to merger announcement on February 14, 2018 Financial Benefits Granite will assume outstanding Layne convertible debt with principal value of $170 million and honor the terms, including the existing maturity date provisions, of the indentures Will not trigger any change-of-control provisions in Layne’s indentures $100 million par value 8.00% notes expected to convert to equity at maturity in August 2018 $70 million par value 4.25% notes expected to be refinanced in November 2018 Cash flow generation expected to return Granite to current leverage levels by the end of 2018; Debt-to-EBITDA of less than 1.5x(2) Approximately $70 million of cash utilized will be funded through combination of excess balance sheet cash and existing Granite revolver Granite expects to maintain investment grade credit profile following closing of transaction Expected to be high single-digit accretive to Granite’s adjusted cash EPS in first year after close(3) Granite expects to generate annual cost savings of approximately $20 million by the third year following closing; approximately one-third of cost savings expected to be realized in 2018 Tax Net Operating Losses Additional value from NPV of NOLs of approximately $20 million(4) As previously provided on pages 5 and 12 of Granite’s investor presentation dated February 14, 2018 Assumes conversion of Layne’s 8.00% convertible notes post-closing; see slide 33 for reconciliation of GAAP to non-GAAP items Adjusted EPS excludes non-recurring transaction and integration costs and Adjusted Cash EPS further excludes amortization of intangible assets NPV of NOLs based on projected NOL balance with utilization limited per Section 382 of the IRS Code

Transaction Summary (continued) Ownership and Governance Granite: 88% ownership of pro forma combined company Layne: 12% ownership of pro forma combined company (excluding any impact from convertible notes) Granite Board of Directors to be expanded to include one director from Layne Approvals and Close Unanimously approved by Boards of Directors of both companies Expected close in June 2018 Requires Layne shareholder approval Wynnefield Capital, which has an approximate 9% voting interest in Layne, has agreed to vote in favor of the transaction Subject to satisfaction of other customary closing conditions

Company Profile Process and Merger Rationale Valuation Perspective

Layne Overview

Inliner

Revenue: $206 million(1)
Backlog: $131 million(1)



Founded 1991
#2 in U.S. Trenchless Pipeline Rehabilitation

Attractive business underpinned by stable sources of demand

- Liner tube manufacturing
- Cured-in-place pipe (CIPP) construction
- Program management

Water Resources

Revenue: $172 million(1)
Backlog: $48 million(1)



Founded 1882
#1 in U.S. Water Well Drilling

Nationally recognized leader within large addressable market

- Drilling
- Repair and maintenance
- Treatment
- New Water Midstream business for energy sector

Mineral Services

Revenue: $97 million(1)



Founded 1895
#3 in Mineral Services in the Americas

Best-in-class operator positioned to capitalize on growing mining activity

- Exploratory and mine site drilling
- Borehole services
- Mine water management

(1) Revenues are fiscal year ending 1/31/18; Backlog as of 1/31/18

6

Inliner Market Dynamics / Drivers $8+ billion municipal rehabilitation market growing faster than GDP (1) Regulations mandating customers to rehabilitate 20,000 potential customers with nearly 1 million miles of wastewater pipe (2) 45% of U.S. infrastructure projected to be in “poor” condition by 2020 (3) Considerations / Outlook Layne Market Position Organic growth beginning to slow Strategic focus to accelerate growth through acquisitions Opportunities to expand services scope and grow program management work #2 U.S. CIPP provider Fragmented industry structure Opportunities to extend geographic reach and expand product offerings ($ Millions) Underground Construction Magazine American Society of Civil Engineers U.S. Environmental Protection Agency See slide 32 for reconciliation of GAAP to non-GAAP items Revenues FY18 Revenues by Contract Type

Water Resources Global Water Intelligence Layne estimates See slide 32 for reconciliation of GAAP to non-GAAP items Revenues FY18 Revenue by Service ($ Millions) Market Dynamics / Drivers $11+ billion market growing at greater than GDP growth rates (1) 3+ million existing non-residential water wells (2) Aging infrastructure Declining aquifer levels Increasing water quality concerns and standards Considerations / Outlook Layne Market Position Revenues and earnings subject to rainfall / drought cycles that affect water well drilling Returns have fallen short of cost of capital in recent years Opportunity for growth in industrial sector and through expansion of products and services Market leader Over 135 year operating history Opportunity to expand product and service offerings

Water Midstream

Layne

Market Dynamics / Drivers

- $23 billion in U.S. oilfield water management spending in 2016[1]
- Market growing significantly due to longer horizontal drilling lengths and more water per lateral foot
- Water in U.S. drilling and completion operations expected to grow from 2.9 billion barrels in 2016 to 6.8 barrels in 2018[2]

Layne Market Position

- Leading Permian Basin provider of water sourcing, pipeline & storage with planned growth into produced water disposal and recycling
- 26-mile water pipeline in Permian Basin, delivering up to 175,000 barrels per day

Considerations / Outlook

- Sharp increase in water required for drilling and completion operations has shifted means of delivery towards large scale water infrastructure
- Growing need for significant capital investment to build water infrastructure systems

Energy Water Market by Basin[1]



($bn)
$8.0
$6.0
$4.0
$2.0
-
2016 Total Market: $23 billion
1.1
0.5
3.1
0.4
1.3
1.2
1.2
3.5
3.7
7.0
0.3
Bakken
Barnett
California
DJ Basin
Eagle Ford
Haynesville
Marcellus
Mid-Continent
Other US
Permian
Utica

Water Volume Per Horizontal Completion[3]



400
300
200
100
0
10 (4)
130
215
390
2000
2013
2015
2017
(thousand barrels)

(1) Layne public filings and IHS Markit
(2) Spears and Associates
(3) Averages for Reeves County, TX, data from FracFocus
(4) National Average, data from USGS

9

Mineral Services S&P Global Market Intelligence Excludes $11.7 million of restructuring costs in FY16; includes dividends received from Affiliates; see slide 32 for reconciliation of GAAP to non-GAAP items Revenues ($ Millions) Market Dynamics / Drivers $7 billion mining capex market in the Americas; down from $10 billion at market peak (1) Commodity prices have improved and customer activity is increasing Depleting mineral reserves have not been replenished, creating potential for a sustained market rebound Considerations / Outlook Layne Market Position Inherent industry cyclicality Potential upside as mining market recovers Opportunity for differentiation and accelerated growth through expansion of services, products and scope of work Top 3 position in the Americas Over 120 year operating history Focused in North & South America Approximately 50% ownership of leading Latin American Mineral Services business based in Chile (“Affiliate”) Established leader in mine water management services

Capital Structure Overview 4.25% Convertible Notes 2018 Expected Maturity 8.00% Convertible Notes 2018 Expected Maturity Revolving Credit Facility 2018 Expected Maturity $100 million facility size $0 funded Expected maturity: 7/15/18 Secured by substantially all assets LIBOR plus 3.25% to 3.75% pricing grid Asset borrowing base of over $100 million No material financial covenants $99.9 million face amount Expected maturity: 8/15/18 Second-lien secured Conversion price of $11.70 per share Prohibition on repurchase of 4.25% notes Provisionally callable if stock exceeds $16.38 Open redemption periods 2/15/18 to 8/14/18 and 11/1/18 to 4/30/19 $69.5 million face amount 11/15/18 maturity Senior unsecured Conversion price of $22.93 per share No material covenants Debt Maturity Schedule ($ Millions) Cash 4.25% Converts 8.00% Converts

Recent Performance Summary Layne FY19 EBITDA forecast included in proxy statement/prospectus Outstanding debt of $170 million par value; Adjusted EBITDA of $35 million in FY18 per Layne 1/31/18 10-K and $52 million in FY19 per proxy statement/prospectus Assumes conversion of $100 million par value of 8.00% convertible notes See slide 33 for reconciliation of GAAP to non-GAAP items (2) (3) (3) (2) ($ Millions) ($ Millions) (1) Stock Price Performance

Company Profile Process and Merger Rationale Valuation Perspective

Key Considerations for Layne as a Standalone Company As a small-cap public company, Layne’s stock price valuation has struggled due in part to its diverse operating segments, a relatively complicated investor story, and capital constraints. There are limited opportunities to grow the Inliner division without acquisitions. The Water Resources division has produced fluctuating earnings over the past decade and has struggled to generate earnings in excess of its cost of capital. Further improvement in the Mineral Services division’s financial performance is dependent on cyclical recovery in the mining sector. Layne Water Midstream requires significant capital to grow and, without incremental capital investment, could lose its early mover advantages. Layne faces continuing challenges including: near-term debt maturities; lack of recent and projected free cash flow; and difficulties operating three distinct businesses that have limited operating synergies and require significant capital investment to grow meaningfully. Layne management and Board initiated a detailed review of the business following the hiring of a new CEO in 2015 and observed the following:

Background to the Merger As part of its regular evaluation of strategic alternatives, Layne, directly or through its advisors, held discussions with numerous and various potential strategic and financial counterparties during the two years prior to signing of the Merger Agreement. These discussions included evaluation of a potential sale of either all or a portion of Layne’s business to strategic counterparties, the acquisition of businesses from other companies, potential equity investments in Layne by private equity and a refinancing of the Convertible Notes. From early 2016 until the signing of the Merger Agreement, Layne or its advisors communicated with ten potential strategic and financial counterparties deemed by management, the Layne Board and Layne’s advisers as the most likely interested parties – including multinational infrastructure, water services and oilfield services companies, as well as private equity. Of the ten parties contacted, nine indicated that they had no interest in exploring strategic alternatives. The last party, while not officially declining, did not express interest in moving forward. Furthermore, Layne did not receive any offer to either acquire Layne as a whole or any of its segments during the extended strategic review period, other than from Granite. Layne’s Board is permitted under the Granite merger agreement to evaluate any superior offers that Layne receives in accordance with the agreement. Layne, however, has not received any offer to acquire its business or any of its segments since announcement of the Granite transaction on February 14, 2018.

Granite’s Offer Timeline Fall 2016 – Granite approached Layne on an unsolicited basis. December 2016 – Granite offered to acquire Layne for $11.75 per share in cash or a combination of cash and Granite stock (“December 2016 Proposal”). Layne rejected the offer. April 2017 – Layne designated two board members, Alan P. Krusi and Nelson Obus, to oversee the strategic review and refinancing processes and the selection of an investment banking firm. June 2017 – Layne formally engaged Greentech Capital Advisors, LLC (“Greentech”) to assist with potential business combination opportunities and refinancing of the Convertible Notes. October 2017 – Layne received a written proposal from Granite to acquire all outstanding shares in an all-stock transaction offering at $15.25 per Layne share (“October 2017 Proposal”). December 2017 – Granite raised its offer to $16.25 per share (“First December 2017 Proposal”). After further due diligence, Granite raised its offer to $17.00 per share (“Second December 2017 Proposal”). December 27, 2017 – Layne formed a special committee comprised of Mr. Krusi and John T. Nesser, III to assist with reverse diligence and further negotiations with Granite. Additionally, Deloitte and Latham & Watkins were retained to assist with reverse diligence and the evaluation of the proposed offer. February 13, 2018 – the Merger Agreement and the Voting Agreements were executed. The merger was publicly announced on February 14, 2018, prior to the opening of trading on Nasdaq and NYSE. May 2018 – Proxy statement mailed to Layne shareholders. 2016 2017 2018

Combination Fit One of the nation’s largest infrastructure contractors and construction materials producers Significant leadership position in transportation and other infrastructure sectors Developing water infrastructure business Identified strategy to expand in water sector #1 in Water Well Drilling #2 in Cured-in-Place Pipe Rehabilitation Leading Mineral Services platform in the Americas New high-growth Water Midstream business Merger Positions Combined Company as a National Leader Across Both Transportation and Water Infrastructure Markets + Granite Construction Market Capitalization $2.3 billion Combined Platform Layne Christensen Market Capitalization $0.3 billion Enhanced scale Expanded customer base Broader solutions and services Wider geographic reach Expanded capital resources Immediate value creation and synergies

Merger Creates Wider Geographic Reach Locations Locations

Strategic Rationale for Layne and Granite Shareholders The combined entity will become a stronger operator in the water infrastructure and pipe rehabilitation market, with the scale and resources to become the market leader Enhanced Scale: Over $600 million of water-related revenues and nearly 7,000 employees. Expanded Customer Base: Better positioned to capitalize on attractive macro dynamics and increase market penetration. Broader Solutions and Service Offering: More balanced portfolio of offerings that combines recurring revenue streams with large project-based work to meet the needs of public / private customers across the full lifecycle. Wider Geographic Reach: Complementary locations create expanded geographic reach across U.S. markets – particularly in the West and Midwest – as well as Granite entry into Latin America. Expanded Capital Resources: Greater access to capital and resources (at a lower cost of capital) to invest across Layne’s business lines and fuel growth at a rate superior to Layne’s prospects on a standalone basis. Near-term Value Creation and Synergies: Delivers significant financial value to both Layne and Granite shareholders, including cost savings and future cross-selling opportunities.

Company Profile Process and Merger Rationale Valuation Perspective

Key Transaction Metrics Valuation Metrics At Announcement (2/14/2018) Current (5/16/2018) Implied Offer Price $17.00(1) $15.91(2) Premium over the unaffected share price on 2/13/2018 35% 26% EV/CY 2018E EBITDA(3) 10.7x 10.1x EV/FY 2019E EBITDA(4) 13.2x 12.4x Implied Offer Price to Book Value(5) 5.9x 5.5x Source: Proxy statement/prospectus Based on the Exchange Ratio and the 90-day VWAP of Granite Common Stock as of February 13, 2018 Based on Granite’s share price of $58.94 on 5/16/2018 and an exchange ratio of 0.270 Based on Layne’s Adjusted EBITDA estimate of $52M for the calendar year ended December 31, 2018 included in the proxy statement/prospectus Based on analyst consensus mean EBITDA estimate of $42.3M for the fiscal year ended January 31, 2019 Based on Layne’s historical book value of $2.89 per share as of January 31, 2018

Fairness Opinion Summary


Valuation Method
Layne's Unaffected Share Price on 2/13/2018
$12.62
Current Implied Price on 5/16/2018
$15.91
Implied Offer Price at Announcement(1)
$17.00
Implied Value
($/share)
Discounted Cash Flow
$12.51
$17.70
Mean Analyst Price Target(2)
$11.00
$11.00
Comparable Trading Multiple CY 2017 EV/Adj. EBITDA(3)
$5.46
$9.63
Comparable Trading Multiple CY 2018 EV/Adj. EBITDA(4)
$9.08
$13.81
Transaction Multiple EV/LTM Adj. EBITDA(3)
$5.87
$11.86
Transaction Multiple EV/NTM Adj. EBITDA(4)
$10.52
$18.10
$4.00
$6.00
$8.00
$10.00
$12.00
$14.00
$16.00
$18.00
$20.00

Source: Proxy statement/prospectus

1. *Based on the Exchange Ratio and the 90-day VWAP of Granite Common Stock as of February 13, 2018*
2. *Jefferies analyst estimated a price target of $11.00/share on 9/12/2017. Jefferies updated their price target to $15.00 on 4/11/2018 to reflect the implied transaction exchange ratio*
3. *Based on CY 2017 Adj. EBITDA estimate of $30M for the calendar year ended December 31, 2017*
4. *Based on CY 2018 Adj. EBITDA estimate of $52M for the calendar year ended December 31, 2018*

22

Layne’s Stock Price has Outperformed Peers Since Merger Announcement Source: FactSet data as of 5/16/2018 *Peer group weighted by market capitalization and includes AEGN, MTZ, PRIM, STN-TSE and WTTR $12.62 price on 2/13/2018 $15.76 price on 5/16/2018 Indexed Price Performance (Since One Day Prior to Announcement Date)

Layne is Trading at a Significant Premium to Its Historical Multiple Source: FactSet (1) NTM EBITDA for Layne is $52M for the calendar year ended December 31, 2018 per proxy statement/prospectus 1-day Prior to Merger Announcement (2/13/2018) Current (5/16/2018) Enterprise Value to NTM EBITDA(1)

Going Forward, Layne Should Benefit from Granite’s Higher Valuation Multiple Source: FactSet data as of 2/13/2018 Enterprise Value / NTM EBITDA: 5 Years Prior to Merger Announcement

Granite Research Analyst Outlook Source: Equity research, Factset as of 5/16/2018 100% of the equity research analysts that cover Granite today have a buy rating on the stock The average price target of $78.22/share represents a 32.7% premium to Granite’s closing price of $58.94 on 5/16/2018

Granite Research Analyst Commentary Source: Equity research, Factset “Granite Construction’s proposed purchase of Layne Christensen (LAYN) enhances management’s strategic plan towards a more diverse US infrastructure solution provider…We view integrating Granite’s Kenny pipe rehab/water/underground business with Layne’s well-established Inliner business – each leaders among municipal markets to attack an anticipated $250 billion municipal water/wastewater spend though 2025 – as a key value growth driver for Granite’s vision.” Vertical Research Partners (5/1/2018) “Within a seasonally weaker period, Granite posted 1Q results well ahead of street forecasts (and ours). Progress on select legacy problem projects appears on schedule and the associated margin drag is abating at a faster clip than our previous forecasts. While still a drag, improving profitability should continue through 2018 as newer (higher margin) work ramps up.” DA Davidson (4/30/2018) “We were positively surprised by lower-than-expected SG&A in the quarter, Construction segment award momentum and improved Large Construction profitability. We remain Buy-rated on GVA as we believe (i) the company’s core California market is in the early stages of recovery and (ii) Large Construction margin improvement will accelerate in 2019 as major projects from the trough award cycle are completed and replaced by projects booked in a tighter market.” Goldman Sachs (5/1/2018) “GVA continues to be positively exposed to a strong funding environment for infrastructure work in transportation, particularly in CA and WA. Considering the context of the construction market, non-res and res have both showed strong growth the past couple of years and our surveys points to continued growth in these end markets. It is the public side that has not kept the pace. But we believe state funding for spending is there and will hit the ground in 2018-2019 and beyond.” Thompson Research Group (5/2/2018) “With the recent acquisition of LiquiForce and Layne, we think GVA is well on its way of building a platform for growth in the water and waste water space. We continue to think Layne, capital starved, will see healthy growth once GVA is able to invest in its businesses.” Macquarie Research (4/30/2018) “On the SB1 repeal front, we note that the only bill that has a chance to be on the ballot may have been filed on Friday last week. As of April 24th, Republican activists (those backing the repeal) said that they had collected 830,000 signatures, ahead of the 585k required. We note that these signatures must be validated, though the chances for the bill to be on the ballot appear very likely.” Cowen & Co. (4/30/2018)

Summary Layne evaluated numerous strategic alternatives prior to entering into the proposed merger with Granite. During the review of strategic alternatives, no offer to acquire Layne or any of its business segments was received, other than from Granite. The final offer by Granite was significantly higher than its initial offer of $11.75 per share. As a standalone entity, Layne faces continuing challenges including: near-term debt maturities; lack of recent and projected free cash flow; and difficulties operating three distinct businesses that have limited operating synergies and require significant capital investment to grow meaningfully. Given Layne's recognized and highly credible brand, the combined entity is expected to become a stronger operator in the water infrastructure and pipe rehabilitation market, with the scale and resources to become a market leader. The consideration to be received by Layne shareholders was determined to be fair by Layne’s financial advisor and represents a multiple of 10.1x CY 2018E EBITDA(1) and 5.5x book value(2). By receiving stock as consideration, Layne shareholders can benefit from growth of the combined entity. Based on Layne’s Adjusted EBITDA estimate of $52M for the calendar year ended December 31, 2018, as presented in the proxy statement/prospectus, and an implied Layne per share value of $15.91 as of 5/16/2018 Based on Layne’s book value of $2.89 per share at January 31, 2018

Commentary on SOTP from Layne's November Investor Presentation

Layne

Potential Sum-of-the-Parts Valuation Analysis as shown in November 2017 Southwest IDEAS Investor Conference

Excludes valuation of Corporate Overhead ($20.3mm in FY'18)


263
149
+
337
236
+
300
145
55
+
133

	Water Resources and Layne Water Midstream	Inliner	Mineral Services & Latin American Affiliate Ownership	NOL Carryforwards
Original Footnote	▪ Value estimated at 5.0x-8.0x FY'16 Adj. EBITDA of $23.9mm plus 5.0x-8.0x estimated Adj. EBITDA of $6.0 to $9.0mm for Layne Water Midstream	▪ Value estimated at 7.0x-10.0x LTM Adj. EBITDA of $33.7mm	▪ Value estimated at 5.0x-7.5x 10-year Average Adj. EBITDA of $29.0mm through FY'16 ▪ Investment in affiliate valued at 1.0x book value of $55.0mm per 7/31/2017 10-Q	▪ U.S. federal net operating loss carryforward as of 1/31/2017 per 10-K
Commentary	▪ Combined Water Resources and Water Midstream FY'18 Adj. EBITDA of $5.3mm	▪ Inliner FY'18 Adj. EBITDA of $32.7mm	▪ Mineral Services FY'18 Adj. EBITDA of $12.1mm (excluding $5.3mm dividend from affiliate)	▪ Value of NOL carryforward based on timing of application against future income and future federal tax rate

Source: November 2017 Investor Presentation, Company filings

30

Total Adjusted EBITDA Use of Non-GAAP Financial Information Layne’s measure of Total Adjusted EBITDA, which may not be comparable to other companies’ measure of Total Adjusted EBITDA, represents net income (loss) before discontinued operations, taxes, interest, depreciation and amortization, gain or loss on sale of fixed assets, non-cash equity-based compensation, equity in earnings or losses from affiliates, certain non-recurring items such as restructuring costs, and certain other gains or losses, plus dividends received from affiliates. Total Adjusted EBITDA is included as a complement to results provided in accordance with generally accepted accounting principles (GAAP) because management believes this non-GAAP financial measure helps in understanding and evaluating Layne’s operating performance and trends and may be useful to investors. Layne management evaluates segment performance based on the segment’s revenues and Adjusted EBITDA, among other factors. In addition, we use Total Adjusted EBITDA as a factor in incentive compensation decisions and our credit facility agreement uses measures similar to Total Adjusted EBITDA to measure compliance with certain covenants.

Segment Adjusted EBITDA Inliner Mineral Services Water Resources Note: Layne adopted the new revenue recognition standard as of February 1, 2018. The effect of the adoption of this standard has not been retroactively recast into the above tables as presented.

Total Adjusted EBITDA Layne Christensen Company Note: Layne adopted the new revenue recognition standard as of February 1, 2018. The effect of the adoption of this standard has not been retroactively recast into the above tables as presented. Layne FY19 EBITDA forecast included in proxy statement/prospectus